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                                                     Registration No. 333-16125
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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                           ----------------------

                               POST-EFFECTIVE
                              AMENDMENT NO. 2 TO
                                  FORM S-3

                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                           ----------------------

                           FOREST OIL CORPORATION
               (Name of Registrant as specified in its charter)


            NEW YORK                                           25-0484900
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                          Identification No.)


                          1600 BROADWAY, SUITE 2200
                            DENVER, COLORADO 80202
                                (303) 812-1400
              (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                              DANIEL L. MCNAMARA
                       CORPORATE COUNSEL AND SECRETARY
                            FOREST OIL CORPORATION
                          1600 BROADWAY, SUITE 2200
                            DENVER, COLORADO 80202
                                (303) 812-1400
            (Name, address, including zip code, and telephone number,
                    including area code, of agent for service)

                                   COPIES TO:

                                 ALAN P. BADEN
                             VINSON & ELKINS L.L.P.
                             2300 FIRST CITY TOWER
                                  1001 FANNIN
                              HOUSTON, TEXAS 77002

                           ----------------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____________
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /




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                                 Explanatory Note

    This Post-Effective Amendment No. 2 to the Registration Statement (No. 333-16125) is being filed solely to include additional exhibits.

                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) Exhibits:

        *1.1   --   Form of Underwriting Agreement with respect to Debt
                    Securities (including form of Terms Agreement).
        *1.2   --   Form of Underwriting Agreement with respect to Equity
                    Securities (including form of Terms Agreement).
       **1.3   --   Form of Underwriting Agreement with respect to 10 1/2%
                    Senior Subordinated Notes due 2006 (including form of
                    Terms Agreement).
         3.1   --   Restated Certificate of Incorporation of Forest Oil
                    Corporation dated October 14, 1993, incorporated herein
                    by reference to Exhibit 3(i) to Form 10-Q for Forest Oil
                    Corporation for the quarter ended September 30, 1993
                    (File No. 0-4597).
         3.2   --   Certificate of Amendment of the Restated Certificate of
                    Incorporation dated as of July 20, 1995, incorporated
                    herein by reference to Exhibit 3(i)(a) to Form 10-Q for
                    Forest Oil Corporation for the quarter ended June 30,
                    1995 (File No. 0-4597).
         3.3   --   Certificate of Amendment of the Certificate of
                    Incorporation dated as of July 26, 1995, incorporated
                    herein by reference to Exhibit 3(i)(b) to Form 10-Q for
                    Forest Oil Corporation for the quarter ended June 30,
                    1995 (File No. 0-4597).
         3.4   --   Restated By-Laws of Forest Oil Corporation as of May 9,
                    1990, Amendment No. 1 to By-Laws dated as of April 2,
                    1991. Amendment No. 2 to By-Laws dated as of May 8, 1991,
                    Amendment No. 3 to By-Laws dated as of July 30, 1991,
                    Amendment No. 4 to By-Laws dated as of January 17, 1992,
                    Amendment No. 5 to By-Laws dated as of March 18, 1993 and
                    Amendment No. 6 to By-Laws dated as of September 14,
                    1993, incorporated herein by reference to Exhibit 3(ii)
                    to Form 10-Q for Forest Oil Corporation for the quarter
                    ended September 30, 1993 (File No. 0-4597).
         3.5   --   Amendment No. 7 to By-Laws dated as of December 3, 1993,
                    incorporated herein by reference to Exhibit 3(ii)(a) to
                    Form 10-K for Forest Oil Corporation for the year ended
                    December 31, 1993 (File No. 0-4597).
         3.6   --   Amendment No. 8 to By-Laws dated as of February 24, 1994,
                    incorporated herein by reference to Exhibit 3(ii)(b) to
                    Form 10-K for Forest Oil Corporation for the year ended
                    December 31, 1993 (File No. 0-4597).
         3.7   --   Amendment No. 9 to By-Laws dated as of May 15, 1995,
                    incorporated herein by reference to Exhibit 3(ii)(c) to
                    Form 10-Q for Forest Oil Corporation for the quarter
                    ended June 30, 1995 (File No. 0-4597).
         3.8   --   Amendment No. 10 to By-Laws dated as of July 27, 1995,
                    incorporated herein by reference to Exhibit 3(ii)(d) to
                    Form 10-Q for Forest Oil Corporation for the quarter
                    ended June 30, 1995 (File No. 0-4597).
         4.9   --   Rights Agreement between Forest Oil Corporation and
                    Mellon Securities Trust Company, as Rights Agent dated as
                    of October 14, 1993, incorporated herein by reference to
                    Exhibit 4.3 to From 10-Q for Forest Oil Corporation for the
                    quarter ended September 30, 1993 (File No. 0-4597).
         4.10  --   Amendment No. 1 dated as of July 27, 1995 to Rights
                    Agreement dated as of October 14, 1993 between Forest Oil
                    Corporation and Mellon Securities Trust Company,
                    incorporated herein by reference to Exhibit 99.5 of
                    Form 8-K for Forest Oil Corporation dated October 11, 1995
                    (File No. 0-4597).
         4.11  --   Amendment No. 2 dated as of June 25, 1998 to Rights
                    Agreement dated as of October 14, 1993 between Forest Oil
                    Corporation and Mellon Securities Trust Company,
                    incorporated herein by reference to Exhibit 99.1 of
                    Form 8-K for Forest Oil Corporation dated June 25, 1998
                    (File No. 0-4597).
        *4.12  --   Form of Indenture for the Senior Debt Securities.
        *4.13  --   Form of Senior Debt Security (included in Exhibit No.
                    4.12).
        *4.14  --   Form of Indenture for the Subordinated Debt Securities.
        *4.15  --   Form of Subordinated Debt Security (included in Exhibit
                    No. 4.14).
       **4.16  --   Form of Indenture for the 10 1/2% Senior Subordinated
                    Notes due 2006.
       **4.17  --   Form of 10 1/2% Senior Subordinated Notes due 2006
                    (included in Exhibit 4.16).
        *5     --   Opinion of Vinson & Elkins L.L.P., as to the legality of
                    the securities being registered.
      **12     --   Statement regarding ratio of earnings to fixed charges.
       *23.1   --   Consent of KPMG Peat Marwick LLP
       *23.2   --   Consent of Vinson & Elkins L.L.P. (included in Exhibit
                    No. 5).
       *23.3   --   Consent of Arthur Andersen LLP
       *24     --   Powers of Attorney (included on the original signature
                    pages hereof).
      **25.1   --   Statement of Eligibility under the Trust Indenture Act of
                    1939 of State Street Bank and Trust Company.

* Previously filed.
**Filed herewith.

                                     II-1
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on February 3, 1999.

                                             FOREST OIL CORPORATION
                                                  (Registrant)


                                             By:     /s/ Daniel L. McNamara
                                                -------------------------------
                                                Daniel L. McNamara
                                                Secretary

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE                                  TITLE                                 DATE

 Robert S. Boswell*                  President and Chief Executive              February 3, 1999
(Robert S. Boswell)                  Officer


 David H. Keyte*                     Executive Vice President and Chief         February 3, 1999
(David H. Keyte)                     Financial Officer (Principal
                                     Financial Officer)


 Joan C. Sonnen*                     Controller (Principal Accounting           February 3, 1999
(Joan C. Sonnen)                     Officer)


 Philip F. Anschutz*                 Director                                   February 3, 1999
(Philip F. Anschutz)


 Robert S. Boswell*                  Director                                   February 3, 1999
(Robert S. Boswell)



------------------------             Director
William L. Britton


 Cortlandt S. Dietler*               Director                                  February 3, 1999
(Cortlandt S. Dietler)


 William L. Dorn*                    Director                                  February 3, 1999
(William L. Dorn)

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

     SIGNATURE                                  TITLE                                 DATE

 James H. Lee*                       Director                                   February 3, 1999
(James H. Lee)


                                     Director
-------------------
J.J. Simmons III


 Craig D. Slater*                    Director                                   February 3, 1999
(Craig D.Slater)


 Michael B. Yanney*                  Director                                   February 3, 1999
(Michael B. Yanney)


*By /s/ Daniel L. McNamara                                                      February 3, 1999
   ------------------------------
   Daniel L. McNamara
   (as attorney-in-fact for
   each of the persons indicated)
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